UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): 07/25/2010

Fairchild Semiconductor International, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-15181

Delaware	043363001
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

82 Running Hill Road

South Portland, Maine 04106

(Address of principal executive offices, including zip code)

207-775-8100

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On July 25, 2010, Fairchild Semiconductor issued a press release relating to its ongoing litigation with Power Integrations. A copy the press release is included in Exhibit 99.1 to this report.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated July 25, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fairchild Semiconductor International, Inc.

Date: July 27, 2010	By:	/S/ PAUL D. DELVA
Paul D. Delva
Senior Vice President, General Counsel and
Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

EX-99.1	Press Release dated July 25, 2010